                                                                    Exhibit 1.1


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                                NATIONSRENT, INC.

                                       and

               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

                                  $175,000,000

                   10 3/8% Senior Subordinated Notes due 2008





                               Purchase Agreement


                                December 8, 1998




                            BEAR, STEARNS & CO. INC.
                      NATIONSBANC MONTGOMERY SECURITIES LLC
                           BT ALEX. BROWN INCORPORATED
                       BANCBOSTON ROBERTSON STEPHENS INC.



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



                                NATIONSRENT, INC.

                                  $175,000,000
                   10 3/8% Senior Subordinated Notes due 2008


                               PURCHASE AGREEMENT

                                                               December 8, 1998
                                                             New York, New York

BEAR, STEARNS & CO. INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
BT ALEX. BROWN INCORPORATED
BANCBOSTON ROBERTSON STEPHENS INC.
C/O BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

         NationsRent, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Bear, Stearns & Co. Inc., NationsBanc Montgomery Securities LLC, BT Alex. Brown Incorporated, and BancBoston Robertson Stephens Inc. (each, individually, an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS") $175,000,000 aggregate principal amount of its 10 3/8% Senior Subordinated Notes due 2008 (collectively with the Guarantees referred to below, the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to the provisions of an indenture dated December 11, 1998 (the "INDENTURE"), among the Company and The Bank of New York, as trustee (the "TRUSTEE"). The Notes will be fully and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, interest, liquidated damages and premium, if any, on a senior subordinated unsecured basis, jointly and severally, by each of the Company's subsidiaries whose signature is attached hereto (collectively, the "GUARANTORS"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Offering Memorandum referred to below or in the Indenture.

         The Series A Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "ACT"), in reliance on an exemption from the registration requirements pursuant to
Section 4(2) of the Act. In connection with the sale of the Series A Notes, the Company prepared a preliminary offering memorandum dated November 25, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum dated December 8, 1998 (the "OFFERING MEMORANDUM"), each setting forth certain information concerning the Company and the Series A Notes. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offer and resale of the Series A Notes by the Initial Purchasers on the terms and in the manner set forth in the Preliminary Offering Memorandum, the Offering Memorandum and this Purchase Agreement (this "AGREEMENT"). Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof, together with any amendment or supplement thereto as of the date hereof.

         The Company understands that the Initial Purchasers propose to make offerings of the Series A Notes only on the terms and in the manner set forth in the Offering Memorandum and Sections 2 and 3 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, to persons in the United States and Canada whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QIBS") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions meeting the requirements of Rule 144A.

         1. ISSUANCE OF SECURITIES. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $175,000,000 principal amount of Series A Notes.

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS SECURITY AND THE GUARANTEES HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OF OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF

         THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY AND THE GUARANTEES HEREOF ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         2. OFFERING. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under
Section 4(2) of the Act.

         The Initial Purchasers have advised the Company that they propose to offer the Series A Notes for resale (the "EXEMPT RESALES") on the terms and conditions set forth in this Agreement and in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be QIBs (the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         The Initial Purchasers and other holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date (as defined below) and substantially in the form of EXHIBIT A hereto, for so long as such Notes constitute "REGISTRABLE SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the 10 3/8% Senior Subordinated Notes due 2008 (collectively with the Guarantees, the "EXCHANGE NOTES") to be offered in exchange for the



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



Series A Notes (the "EXCHANGE OFFER") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT") relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. The Series A Notes and the Exchange Notes are collectively referred to herein as the "NOTES." This Agreement, the Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

         3. PURCHASE, SALE AND DELIVERY. (a) The Company agrees to issue and sell to each Initial Purchaser, severally and not jointly, and, on the basis of the representations, warranties and covenants contained in this Agreement and subject to the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the aggregate principal amount of Series A Notes set forth in EXHIBIT B opposite the name of such Initial Purchaser. The purchase by any Initial Purchaser of any Series A Notes shall require such Initial Purchaser to purchase the aggregate amount of Series A Notes as set forth in EXHIBIT B. The purchase price for the Series A Notes will be $970 per $1,000 principal amount of Series A Notes.

         (b) Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167 at 10:00 a.m., New York City time, on December 11, 1998, or such other location, date and time as the Initial Purchasers and the Company shall agree (such date and time of delivery and payment for the Series A Notes being herein called the "CLOSING DATE").

         (c) One or more of the Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Series A Notes sold pursuant to Exempt Resales to QIBs (the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. New York City time on the business day immediately preceding the Closing Date.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by any of the Initial Purchasers, confirm such advice in writing, (i) of the issuance to the Company's knowledge by any state securities commission of any order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the occurrence of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall make every reasonable effort to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or "Blue Sky" laws and, if any such order is issued, to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) The Company will furnish to the Initial Purchasers, counsel for the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers and their counsel may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales on the terms and in the manner set forth in the Preliminary Offering Memorandum, the Offering Memorandum and this Agreement.

                  (c) Before amending or supplementing the Preliminary Offering Memorandum or the Offering Memorandum, to furnish to the Initial Purchasers a copy of each such proposed amendment or supplement and not to make any such proposed amendment or supplement to which the Initial Purchasers reasonably object. The Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                  (d) If, after the date hereof and prior to completion of any Exempt Resale by the Initial Purchasers to purchasers who are not affiliated with any Initial Purchaser, any event shall occur or condition shall exist as a result of which, in the judgment of the Company or counsel for the Company or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Offering Memorandum so that it does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Company or counsel for the Company or counsel to the Initial Purchasers it is necessary or advisable to amend or supplement the Offering Memorandum to comply with applicable law, the Company will (i) notify the Initial Purchasers, in writing, to suspend use of the Offering Memorandum as promptly as practicable, and
         (ii) promptly prepare, at its own expense, an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when it is so delivered to a purchaser, not misleading, or so that such Offering Memorandum will comply with applicable law.

                  (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Notes for the offering and sale under the securities or "Blue Sky" laws of such states and other jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject. The Company shall promptly advise the Initial Purchasers of the receipt of any notification with respect to the suspension of the qualification or exemption from qualification of the Notes for offering or sale in any jurisdiction or the institution, or, to the Company's knowledge, the threat or contemplation, of any proceeding for such purpose.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company hereby agrees to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the issuance, transfer and delivery by the Company of the Notes to the Initial Purchasers, (iii) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of preparing, printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto) and the expenses related to all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with Exempt Resales,
         (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (v) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vi) the fees, disbursements and expenses of the Company's counsel and accountants,
         (vii) all expenses and listing fees in connection with the application for quotation of the Notes in the PORTAL market, (viii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Company of its other obligations under this Agreement and the other Operative Documents, and (xii) "roadshow" travel and other expenses of the parties hereto (with the exception of the Initial Purchasers and their Advisors) incurred in connection with the marketing and sale of the Notes. Except as provided in this Section 4(f) and Sections 6, 7 and 10(d) hereof, the Initial Purchasers shall pay all of their own costs and expenses, including the fees of their counsel.

                  (g) The Company will apply the proceeds from the sale of the Notes as set forth in the Offering Memorandum under the caption "Use of Proceeds."

                  (h) The Company will not voluntarily claim, and will resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (i) None of the Company, any of its subsidiaries or any of its affiliates (as defined in Rule 501(b) under the Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that could reasonably be expected to be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Act, or take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (j) The Company will, for so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and any holder of the Notes is still relying on Rule 144A or another exemption from the registration requirements of the Act, make available to any holder or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (k) The Company will cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (l) The Company will comply with all of the agreements set forth herein and in the other Operative Documents and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (m) The Company will use its best efforts to effect the inclusion of the Notes in PORTAL and obtain approval of the Notes by DTC for "book-entry" transfer.

                  (n) For so long as any of the Notes remain outstanding but in no event beyond a period of three years following the Closing Date, the Company will deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming



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



         available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange or market and such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases.

                  (o) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material in connection with the offering and sale of the Notes.

                  (p) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Act) will solicit any offer to buy or offer or sell the Series A Notes or the Exchange Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act, prior to the effectiveness of a registration statement with respect to the Series A Notes or the Exchange Notes, as applicable.

                  (q) On or before December 16, 1998, the Company will cause the transfer agent for the Company's Common Stock to deliver to the holders of the A-1 Notes (as defined herein), in exchange for the A-1 Notes marked cancelled, certificates representing the shares of Common Stock of the Company into which the A-1 Notes have been converted (the "A-1 Stock Certificates"). Prior to such delivery, the Company shall not amend, modify or terminate the irrevocable instructions it has provided to such transfer agent to effect such delivery or waive any provision thereof without the prior written consent of Bear, Stearns and Co. Inc. As used in this Agreement, "A-1 Notes" means the unsecured convertible subordinated promissory notes in the aggregate principal amount of $50,000,000 issued by the Company in connection with the acquisition of A-1 Rentals.

                  (r) Each of the Company and the Guarantors will conduct its business and financial affairs in such a manner as to ensure that it will not become an "investment company" or an entity "controlled" by an "investment company."

         5. REPRESENTATIONS AND WARRANTIES.

                  (a) The Company and the Guarantors represent and warrant to, and agree with, the Initial Purchasers that:




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



                 (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and Offering Memorandum do not, and any supplement or amendment to them will not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (i), however, with respect to any information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of the Initial Purchasers relating to the Initial Purchasers expressly for use in connection with the preparation thereof. The Company and the Guarantors acknowledge that the statements set forth in the sixth full paragraph on page (ii) of the Offering Memorandum, relating to possible stabilization transactions, in the table listing Initial Purchasers under the caption "Plan of Distribution" in the Offering Memorandum and in the fifth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by or on behalf of any Initial Purchaser expressly for use in the Offering Memorandum.

                (ii) Neither the Commission nor the "Blue Sky" or securities authority of any jurisdiction has issued an order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, nor, to the knowledge of the Company, has any of such authorities instituted or threatened to institute any proceedings with respect to a stop order or instituted or threatened to institute any order or in any way asserted that any of the transactions contemplated by this Agreement is subject to the registration requirements of the Act. As used in this Agreement, "knowledge of the Company" means the knowledge of the senior officers of the Company after reasonable inquiry under the circumstances.

               (iii) Arthur Andersen LLP, who have certified the financial statements included in the Offering Memorandum, are independent public accountants with regard to the Company and its subsidiaries as required by the Act and the regulations under the Act if the Offering were required to be registered under the Act.

                (iv) Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as otherwise set forth in the Offering Memorandum, there has been no material adverse change, or any development known to the Company or any Guarantor which is reasonably expected to result in a material adverse change, in the business, prospects, properties (whether or not insured), assets, earnings, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (any such event, a "MATERIAL ADVERSE EFFECT"). Since the date of the latest balance sheet presented in the Offering Memorandum, except as expressly disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has (i) incurred or undertaken any liabilities or obligations, direct or contingent, not in the ordinary course of business that could reasonably be expected to have a Material Adverse Effect, (ii) entered into any material transaction not in the ordinary course of business and consistent with past practice, (iii) entered into any agreement or made any commitment binding on the Company to acquire any company or business that could reasonably be expected to have a Material Adverse Effect, or (iv) declared or paid any dividend or made any distribution on any shares of its capital stock redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                 (v) Each of the Company and the Guarantors has the requisite corporate power and authority to enter into this Agreement and each of the other Operative Documents to which it is a party, perform each of its obligations hereunder and thereunder and issue, sell, deliver and perform its obligations under the Series A Notes to be sold by it hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and each of the Guarantors and this Agreement has been duly and validly executed and delivered by the Company and each of the Guarantors and is a legal, valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and public policy.

                (vi) The execution, delivery and performance by the Company and each of the Guarantors of this Agreement and the other Operative Documents, and the consummation by the Company and each of the Guarantors of the transactions contemplated hereby (including the issuance, sale and delivery of the Series A Notes and the Guarantees by the Company and the Guarantors, respectively), do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, give rise to any right to accelerate the maturity or require the prepayment of any material obligation of the Company or any of the Guarantors or require any consent, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any of the Guarantors is a party or by which any of such corporations or their respective properties or assets may be bound, or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of the Guarantors or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Guarantors or any of their respective properties or assets.

               (vii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Guarantors or any of their respective properties or assets is required for the valid execution, delivery and performance by the Company and each of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Series A Notes to be issued, sold and delivered by the Company and the Guarantors hereunder, except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained or made) under the Act, the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and state securities or Blue Sky laws and regulations or such as may be required by the National Association of Securities Dealers, Inc. ("NASD").

              (viii) All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, were issued in compliance with all applicable United States federal and state securities laws and were not issued and are not now in violation of or subject to any preemptive rights, or, except as disclosed in the Offering Memorandum, co-sale rights, registration rights, repurchase rights, right of first refusal or any other similar right. The Company had, at September 30, 1998, a duly authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Offering Memorandum. On September 30, 1998, after giving PRO FORMA effect to the issuance and sale of the Series A Notes pursuant hereto and the other transactions referred to therein, the Company would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum in the "Pro Forma As Adjusted" column under the caption "Capitalization" in the Offering Memorandum. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, security or other right or instrument which requires, permits or provides for the issuance, subscription or purchase of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as accurately described in all material respects in the Offering Memorandum or as set forth in EXHIBIT C attached hereto. Except as described in the Offering Memorandum or as may be required by applicable securities laws, there are no restrictions on the voting or transfer of any shares of capital stock of the Company.

                (ix) Each of the Company and the Guarantors has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Guarantors is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which could not reasonably be expected to, individually or the aggregate, have a Material Adverse Effect and neither the Company nor any of the Guarantors has received any claim or notice from any official in any jurisdiction that it is required to be qualified or licensed to do business in any jurisdiction in which it is not so qualified or licensed. Each of the Company and the Guarantors has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Offering Memorandum and neither the Company nor any of the Guarantors has received any notice of any proceedings relating to the revocation or modification of any thereof, and no such consent, approval, authorization, order, registration, qualification, franchise, license or permit contains a materially burdensome restriction that is not accurately disclosed in all material respects in the Offering Memorandum.

                 (x) As of September 30, 1998 and as of the date hereof, all of the outstanding shares of capital stock of each of the Guarantors have been duly authorized and validly issued, are fully paid and non-assessable and were not issued and are not now in violation of or subject to any preemptive rights, co-sale rights, registration rights, repurchase rights, rights of first refusal or any other similar right, and are owned directly by the Company, free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever. Except for the wholly-owned subsidiaries of the Company set forth in EXHIBIT D, each of which is a Guarantor and which together constitute all of the Company's subsidiaries, the Company owns no controlling interest in any other corporation, partnership or other entity and does not directly or indirectly own any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity, other than minority investments in marketable securities that may be made in the ordinary course of business as a part of its investment of excess cash assets. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, security or other right or instrument which requires, permits or provides for the issuance, subscription or purchase of, any share of capital stock of any of the Guarantors or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of any of the Guarantors. Except as may be required by applicable securities laws, there are no restrictions on the voting or transfer of any shares of capital stock of any of the Guarantors.

                (xi) Except as described in the Offering Memorandum, there is no action, suit, investigation or proceeding, governmental or otherwise, to which the Company or any of the Guarantors is a party or to which any property of the Company or any of the Guarantors is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of the Guarantors which (i) if adversely decided or concluded, could reasonably be expected to have a Material Adverse Effect, (ii) would be required to be disclosed in a prospectus pursuant to the Act, or (iii) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the issuance of, the Notes or the Guarantees or the execution and delivery of this Agreement or any of the other Operative Documents or any of the transactions contemplated hereby or thereby, or questions the legality or validity of any such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions.

               (xii) Except as provided for in this Agreement, neither the Company nor any of the Guarantors has (A) taken and neither the Company nor any Guarantor will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (y) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (z) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (xiii) The financial statements, including the notes thereto and supporting schedules included in the Offering Memorandum present fairly the financial condition, results of operations, stockholders' equity and cash flows and other information purported to be shown therein of the Company, its subsidiaries and its predecessor and the businesses acquired by the Company at the dates and for the periods indicated and present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and are in accordance in all material respects with the books and records of the Company, its subsidiaries and its predecessor and the businesses acquired by the Company, respectively. No other financial statements or supporting schedules would be required by Form S-1 to be included in the Offering Memorandum if the Offering Memorandum were subject to the disclosure requirements applicable to Form S-1. The financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary -- Summary Consolidated Historical and Pro Forma Financial Data", "Risk Factors -- Substantial Debt", "Capitalization", "Selected Consolidated Historical and Pro Forma Financial Information and Operations Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Offering Memorandum, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma and "as adjusted" financial information included under the captions "Offering Memorandum Summary -- Summary Consolidated Historical and Pro Forma Financial Data", "Capitalization", "Selected Consolidated Historical and Pro Forma Financial Information and Operations Data" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and elsewhere in the Offering Memorandum that gives effect to the issuance of the Notes, the application of the net proceeds therefrom and the other transactions and events specified therein presents fairly the information contained therein, has been properly compiled on the basis of the assumptions set forth with respect thereto, and the assumptions used in the preparation thereof are reasonable, the pro forma adjustments to the historical figures have been properly applied to such figures and such pro forma financial information complies in all material respects with Regulation S-X of the Commission applicable to registration statements on Form S-1 under the Act. All other financial information and statistical data set forth in the Offering Memorandum are, in all material respects, accurately presented and, in the case of such financial information, has been prepared on an accounting basis consistent with the financial statements included in the Offering Memorandum, PROVIDED that with respect to statistical data derived from industry sources, the Company has not made any independent investigation or verification of such data, but nothing has come to the attention of the Company or any Guarantor that leads it to believe that such statistical data is inaccurate.

               (xiv) Each of the Company and the Guarantors has good and marketable title to all the properties and assets reflected as owned in the financial statements (or elsewhere) in the Offering Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements, or
         (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and the Guarantors. Each of the Company and the Guarantors holds its leased properties under valid, subsisting and enforceable leases, with such exceptions as are not, individually or in the aggregate, material and do not, individually or in the aggregate, interfere with the use made or proposed to be made of such properties by the Company or the applicable Guarantor. Except as disclosed in the Offering Memorandum, each of the Company and the Guarantors owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                (xv) None of the Company or any of the Guarantors is, nor upon consummation of the transactions contemplated hereby will be, subject to registration as an "investment company" or an entity "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

               (xvi) The Company and each of the Guarantors owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the business now or proposed to be conducted by the Company and each of the Guarantors as described in the Offering Memorandum, except for those patents, trademarks, service marks, trade names, copyrights, technology and know-how the failure to own or have the right to use would not have a Material Adverse Effect and, except as disclosed in the Offering Memorandum, neither the Company nor any of the Guarantors has received any notice of infringement of or conflict with (or knows of such infringement of or conflict with) rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how; and to the knowledge of the Company, the Company and each of the Guarantors does not, in the conduct of their business as now conducted or proposed to be conducted, infringe or conflict with any such rights of any third party.

              (xvii) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "DOCUMENTS") required to be described or referred to in a Registration Statement on Form S-1 other than those described or referred to in the Offering Memorandum; all such descriptions are accurate in all material respects and present fairly the information required to be described therein. All such Documents to which the Company or a Guarantor is a party have been duly authorized, executed and delivered by the Company or such Guarantor, constitute valid and binding agreements of the Company or such Guarantor and are enforceable against the Company or such Guarantor in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

             (xviii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company or any of the Guarantors to or for the benefit of any of the executive officers or directors of the Company or any of the Guarantors or any of the members of the families of any of them, and there are no business relationships or related-party transactions involving the Company or any Guarantor or any other person required to be described in the Offering Memorandum except as disclosed in the Offering Memorandum; all such descriptions are accurate in all material respects and present fairly the information required to be described in a Registration Statement on Form S-1.

               (xix) Each of the Company and the Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (xx) Neither the Company nor any of the Guarantors is in violation or breach of, or in default (nor has any event occurred which with notice, or lapse of time, or both, would constitute a default) under any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding to which the Company or any of the Guarantors is a party or by which the Company, any of the Guarantors or any of their respective properties may be bound where such default, either individually or together with all such other defaults, could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder. Each material contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement and understanding to which the Company or any of the Guarantors is a party or by which the Company, any of the Guarantors or any of their respective properties may be bound is in full force and effect and is the legal, valid, and binding obligation of the Company or the Guarantor, as the case may be, and, to the knowledge of the Company, the other parties thereto and is enforceable against the Company or the Guarantor, as the case may be, and, to the knowledge of the Company, against the other parties thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. Each of the Company and each of the Guarantors enjoys peaceful and undisturbed possession under all material leases and material licenses under which the Company and the Guarantors are operating. Except as disclosed in the Offering Memorandum, neither the Company nor any of the Guarantors is a party to or bound by any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or is reasonably expected in the future to have a Material Adverse Effect. Neither the Company nor any of the Guarantors is in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation or bylaws. Neither the Company nor any of the Guarantors is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except such as are described in the Offering Memorandum or such as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

               (xxi) Except as described in the Offering Memorandum, (i) no labor dispute with the employees of the Company or any of the Guarantors exists or, to the knowledge of the Company, is threatened and (ii) the Company is not aware of any labor disturbance by the employees of any of its significant manufacturers, suppliers, customers or contractors, that could reasonably be expected, in the case of both clauses (i) and (ii), to have a Material Adverse Effect.

              (xxii) Except as described in the Offering Memorandum, (i) neither the Company nor any Guarantor is a party to or bound by any stockholders agreements or voting trusts with respect to any securities of the Company or any Guarantor and (ii) there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person or entity granting such person or entity the right to require the Company or any Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Guarantor owned or to be owned by such person or entity or to require the Company or any Guarantor to include such securities in the securities to be registered in the Exchange Offer.

             (xxiii) Except as disclosed in the Offering Memorandum, neither the Company nor any of the Guarantors is in material violation of any federal, state or local law or regulation relating to occupational safety and health or to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws, codes and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous materials or substances, solid or hazardous wastes, petroleum and petroleum products (collectively, "MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Materials of Environment Concern, underground or above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom and damages to natural resources (collectively, "ENVIRONMENTAL LAWS"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or the Guarantors under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of the Guarantors received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of the Guarantors is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, clean-up costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased, controlled or operated by the Company or any of the Guarantors, now or in the past (collectively, "ENVIRONMENTAL CLAIMS"), pending or, to the knowledge of the Company, threatened against the Company or any of the Guarantors or any person or entity whose liability for any Environmental Claim the Company or any of the Guarantors has retained or assumed either contractually or by operation of law; (iii) to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of the Guarantors or against any person or entity whose liability for any Environmental Claim the Company or any of the Guarantors has retained or assumed either contractually or by operation of law; (iv) the Company and each of the Guarantors have received all permits, licenses or other approvals required under applicable federal, state and local occupational safety and health and Environmental Laws and regulations to conduct their respective businesses; and (v) the Company and each of the Guarantors is in compliance with all terms and conditions of any such permits, licenses or approvals, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or together with all such other violations or failures, have a Material Adverse Effect.

              (xxiv) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Guarantors, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

               (xxv) The Company, either directly or through one or more the Guarantors, maintains reasonably adequate insurance with respect to its business and properties and the business and properties of the Guarantors.

              (xxvi) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company nor any affiliate thereof does business with the government of Cuba or with any person or affiliate located in Cuba.

             (xxvii) Each of the Company and the Guarantors has (i) filed all federal, state and local and foreign tax returns which are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or (ii) received valid extensions thereof and has paid all taxes shown on such returns and all assessments received by it except (A) for such taxes as are being contested in good faith and as to which adequate reserves have been provided, or (B) where, in the case of state and local and foreign tax returns, the failure to file in clause (ii), or extend the due date of or pay the same in clause (ii), in the aggregate, could not reasonably be expected to have a Material Adverse Effect; the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any of the Guarantors which could have a Material Adverse Effect; to the Company's knowledge, all tax liabilities are adequately provided for on the consolidated books of the Company.

            (xxviii) The Company and the Guarantors and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, any of the Guarantors or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA AFFILIATE" means, with respect to the Company or a Guarantor, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "CODE") of which the Company or such Guarantor is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, any Guarantor or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, any of the Guarantors or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, any Guarantor nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, any of the Guarantors or any of their ERISA Affiliates that is intended to be qualified under
         Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

              (xxix) The Company has made in all material respects in the Offering Memorandum all disclosures required by the Commission's Staff Legal Bulletin No. 5 (as amended or otherwise modified through the date of this Agreement) related to Year 2000 compliance.

               (xxx) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

              (xxxi) When the Notes are issued and delivered pursuant to this Agreement, no Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

             (xxxii) The Indenture and the transactions contemplated therein have been duly and validly authorized by the Company and the Guarantors and, when duly and validly executed and delivered by the Company and the Guarantors (assuming the due execution and delivery thereof by the Trustee), will be the legal, valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and public policy. The Indenture meets the requirements for qualification under the Trust Indenture Act. The Offering Memorandum contains a summary of the terms of the Indenture which is accurate in all material respects.

            (xxxiii) The Registration Rights Agreement and the transactions contemplated therein have been duly and validly authorized by the Company and the Guarantors and, when duly and validly executed and delivered by the Company and the Guarantors (assuming the due execution and delivery thereof by the Initial Purchasers), will be the legal, valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and public policy. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement which is accurate in all material respects.

             (xxxiv) The Series A Notes and the Guarantees have been duly and validly authorized by the Company and each of the Guarantors for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and the Guarantors, respectively, enforceable against the Company and each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by rights of acceleration or by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and public policy. The Offering Memorandum contains a summary of the terms of the Series A Notes which is accurate in all material respects.

              (xxxv) The Exchange Notes and the Guarantees have been duly and validly authorized for issuance by the Company and each of the Guarantors and, when duly and validly executed, issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company and each of the Guarantors, respectively, enforceable against the Company and the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by rights of acceleration or by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and public policy. The Offering Memorandum contains a summary of terms of the Exchange Notes which is accurate in all material respects.

             (xxxvi) No registration of the Notes is required under the Act for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Series A Notes in the Exempt Resales are QIBs and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and Exempt Resales contained herein. No form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Series A Notes in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company or any of the Guarantors within the six-month period immediately prior to the date hereof.

            (xxxvii) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes or the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

           (xxxviii) The Company (i) has provided written notice to the holders of the A-1 Notes in connection with the conversion by the Company of the A-1 Notes into shares of Common Stock of the Company, (ii) has delivered irrevocable instructions to the transfer agent for the Company's Common Stock to issue and deliver the A-1 Stock Certificates to the holders of the A-1 Notes in exchange for the A-1 Notes marked "canceled" on or before December 16, 1998 and (iii) has taken all corporate and other action required by it to effect the conversion of the A-1 Notes, subject only to the issuance and delivery by such transfer agent of the A-1 Stock Certificates.

             (xxxix) Neither the Company nor any Guarantor intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and each Guarantor exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company and each Guarantor do not constitute unreasonably small capital to carry on its business as now conducted or as proposed to be conducted. Upon the issuance of the Notes and the Guarantees, the present fair saleable value of the assets of the Company and each Guarantor will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the Guarantees, the assets of the Company and each Guarantor will not constitute unreasonably small capital to carry on its business as not conducted, including the capital needs of the Company and each Guarantor, taking into account the projected capital requirements and capital availability.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                 (b) Each Initial Purchaser as to itself represents, warrants and covenants to the Company and agrees that:

                  (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                 (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A in a private placement exempt from the registration requirements of the Act.

                (iii) No form of general solicitation or general advertising has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, QIBs. Such Initial Purchaser further agrees (A) that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from QIBs who in purchasing such Series A Notes will be deemed to have represented and agreed that they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (B) that, in the case of such QIBs, acknowledges and agrees that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(i) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) in a transaction meeting the requirements of Rule 144, (iii) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act, (iv) to an institutional Accredited Investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act) that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (v) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the

         Company requests), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  Each Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act, any state securities or Blue Sky law or otherwise, such losses, liabilities, claims, damages, obligations, penalties, judgments, awards, costs, disbursements or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein not misleading; PROVIDED, HOWEVER, that (i) the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage, obligation, penalty, judgment, award, cost, disbursement or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser expressly for use therein and
(ii) the indemnity agreement contained in this Section 6(a) with respect to the Preliminary Offering Memorandum (or the Offering Memorandum) shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased the Notes which is the subject thereof (or to the benefit of any person controlling such Initial Purchaser) if at or prior to the written confirmation of the sale of such Notes a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Offering Memorandum (or the Offering Memorandum) was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented) and delivery of such Offering Memorandum (or the Offering

Memorandum as amended or supplemented) would have eliminated any such loss, liability, claim, damage or expense unless the failure is the result of non-compliance by the Company with Section 4(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

                  (b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) are based solely upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser expressly for use therein; PROVIDED, HOWEVER, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions applicable to the Notes purchased by such Initial Purchaser hereunder. This indemnity will be in addition to any liability which any Initial Purchaser may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case provided that in connection with any indemnification hereunder, the indemnifying party shall not be liable for the expenses of more than one separate counsel for all indemnified parties, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

         7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, then each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including without limitation any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and directors of the Company) as incurred to which the Company and the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company, and (y) the discounts and commissions received by the Initial Purchasers, in each case as set forth on the cover page of the Offering Memorandum, bear to the aggregate offering price of the Notes. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be liable or responsible for any contribution obligation imposed on all Initial Purchasers in excess of its pro rata share of the total discounts and commissions set forth on the cover page of the Offering Memorandum, based on the amount of Notes purchased as compared to the amount of Notes purchased by all Initial Purchasers who do not default on their obligations under this Section 7, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

         8. CONDITIONS TO THE PARTIES' OBLIGATIONS. The obligations of the Initial Purchasers to purchase and pay for the Notes, as provided herein, shall be subject, in the Initial Purchasers' discretion, to the satisfaction of the following conditions precedent:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been initiated or threatened.

                  (c) The Company and the Guarantors shall not have sustained,
         (i) since the date of the most recent financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or expressly contemplated in the Offering Memorandum which loss or interference is material to the Company and the Guarantors taken as a whole and (ii) since the respective dates as of which information is given in the Offering Memorandum, there shall not have been any change in the capital stock (other than as disclosed in the Offering Memorandum) or in the long-term or short-term debt of the Company or the Guarantors or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantors, otherwise than as set forth or expressly contemplated in the Offering Memorandum, the effect of which, in any such case described in clauses (i) or (ii) of this Section 8(c), in the Initial Purchasers' reasonable judgment, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) The Initial Purchasers shall have received a certificate, dated the Closing Date, executed on behalf of the Company by the Chief Executive Officer and Chief Financial Officer, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a) and (b) of this Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and subsequent to the respective dates as of which information is given in the Preliminary Offering Memorandum and the Offering Memorandum, there has not been any Material Adverse Effect, or any development involving a prospective material adverse change, on the Company, except in each case as described in the Offering Memorandum.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Akerman, Senterfitt & Eidson, counsel for the Company and the Guarantors, to the effect set forth in EXHIBIT E hereto. In rendering such opinion such counsel (i) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States, the General Corporation Law of the State of Delaware and the law of the State of Florida and (ii) may rely as to factual matters upon representations or certificates of officers of the Company and public officials.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of New York counsel to the Company and the Guarantors to the effect set forth in EXHIBIT F hereto. In rendering such opinion, such counsel (i) may rely, with the consent of Akerman, Senterfitt & Eidson, on such counsel's opinion with respect to the application of the General Corporation Law of the State of Delaware and the law of the State of Florida and (ii) may rely as to factual matters upon representations or certificates of officers of the Company and public officials.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of local counsel to the Guarantors listed on EXHIBIT H to the effect set forth in EXHIBIT G hereto. In rendering such opinion, such counsel (i) may rely, with the consent of Akerman, Senterfitt & Eidson, on such counsel's opinion with respect to the application of the General Corporation Law of the State of Delaware and the law of the State of Florida, (ii) may rely, with the consent of New York counsel to the Company, on such counsel's opinion with respect to the application of the law of the State of New York and (iii) may rely as to factual matters upon representations or certificates of officers of the Company and public officials.

                  (h) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received a letter from each of Arthur Andersen LLP and Ernst & Young LLP, independent public accountants for the Company and the Guarantors, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

                  (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Initial Purchasers, with respect to certain matters set forth in EXHIBIT H hereto.

                  (j) Paul, Hastings, Janofsky & Walker LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  (l) The Company and the Trustee shall have entered into and delivered the Indenture and the Initial Purchasers shall have received a counterpart thereof, conformed as executed. The Indenture shall be in full force and effect.

                  (m) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received a counterpart thereof, conformed as executed. The Registration Rights Agreement shall be in full force and effect.

                  (n) After the execution and delivery of this Agreement, there shall not have been (i) any downgrading by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service Inc. ("MOODY'S") in the rating of the Notes; or (ii) any notice given by S&P or Moody's of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  The obligations of the Company and the Guarantors to issue, sell and deliver the Notes and the Guarantees, as provided herein, shall be subject in the Company's discretion, to the condition that all of the representations and warranties of each of the Initial Purchasers contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively.

                  All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

                  If any condition specified above in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 4(f); PROVIDED, HOWEVER, that notwithstanding any such termination, the provisions of Sections 6, 7 and 11 through 16 shall remain in effect. Notice of such cancellation shall be given to the Company in writing by personal delivery or facsimile transmission or by telephone promptly confirmed in writing.

         9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 10(d), the indemnity agreements contained in
Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or any controlling person thereof or by or on behalf of the Company, any Guarantor, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in
Section 5 and the agreements contained in Sections 4(f), 6, 7 and 10(d) hereof shall survive the termination of this Agreement, including any termination pursuant to Section 10 hereof.

         10. EFFECTIVE DATE OF AGREEMENT; TERMINATION.

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7 hereof) on the part of any Initial Purchaser to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder; (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect; (iii) trading in securities on the New York or American Stock Exchanges or over-the-counter market shall have been suspended or materially limited, or minimum or maximum prices shall have been established, or maximum price ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or in the over-the-counter market by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) a general banking moratorium shall have been declared by a federal or state authority or any new restriction materially and adversely affecting the Notes shall have become effective; (v) there shall have occurred an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the Offering or the sale and delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum; (vi) there shall have occurred such a material adverse change since the respective dates as of which information is given in the Preliminary Offering Memorandum or the Offering Memorandum in the condition (financial or other), of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Offering Memorandum, such as, in the judgment of Bear, Stearns & Co. Inc., makes it inadvisable or impracticable to proceed with the Offering or the sale and delivery of the Notes as contemplated hereby and by the Offering Memorandum; (vii) there shall have occurred such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of Bear, Stearns & Co. Inc., makes it inadvisable or impracticable to proceed with the Offering or the sale and delivery of the Notes as contemplated hereby and by the Offering Memorandum; or
         (viii) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general. The right of the Initial Purchasers to terminate this Agreement will not be waived or otherwise relinquished by their failure to give notice of termination prior to the time that the event giving rise to the right to terminate shall have ceased to exist, provided that notice is given prior to the Closing Date.

                  (c) Any notice of termination pursuant to this Section 10 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed promptly in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 10(b) (except clauses (i) and (ii) thereof)), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

         11. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, Attention: Leigh P. Ryan, Esq., telecopy number (212) 319-4090; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to NationsRent, Inc. 450 East Las Olas Boulevard, Ft. Lauderdale, Florida 33301, Attention: James L. Kirk, Chairman and Chief Executive Officer, telecopy number: (954) 760-6585, with a copy to Akerman, Senterfitt & Eidson, P.A. Attention: Stephen K. Roddenberry, Esq., telecopy number: 305-374-5095.

         12. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the Guarantors and the controlling persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

                  In all dealings hereunder, Bear, Stearns & Co. Inc. shall act on behalf of each of the Initial Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any of the Initial Purchasers made or given by Bear, Stearns & Co. Inc. on behalf of the Initial Purchasers.

         13. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         14. GOVERNING LAW; CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any provisions relating to conflicts of laws. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. PARTIAL INVALIDITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  [Remainder of page intentionally left blank]

         If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                   Very truly yours,

                                   NATIONSRENT, INC.



                                   By: /s/ Kris E. Hansel
                                       ----------------------------------------
                                       Name: Kris E. Hansel
                                       Title: Vice President

                                   GUARANTORS:

                                   A-ACTION RENTAL, INC. (doing business as
                                        A-ACTION RENTAL & SALES, INC.)
                                   A TO Z RENTS IT, INC.
                                   A TO Z RENTS IT, INC. #2
                                   ACME RENTAL, INC.
                                   CENTRAL ALABAMA RENTAL CENTER, INC.
                                   GABRIEL TRAILER MANUFACTURING
                                        COMPANY, INC.
                                   GOLD COAST AERIAL LIFT, INC.
                                   HIGH REACH COMPANY, INC.
                                   NATIONSRENT OF ALABAMA, INC.
                                   NATIONSRENT OF CALIFORNIA, INC.
                                   NATIONSRENT OF FLORIDA, INC.
                                   NATIONSRENT OF GEORGIA, INC.
                                   NATIONSRENT OF INDIANA, INC.
                                   NATIONSRENT OF KENTUCKY, INC.
                                   NATIONSRENT OF LOUISIANA, INC.
                                   NATIONSRENT OF MICHIGAN, INC.
                                   NATIONSRENT OF NEW HAMPSHIRE, INC.
                                   NATIONSRENT OF OHIO, INC.
                                   NATIONSRENT OF TENNESSEE, INC.
                                   NATIONSRENT OF TEXAS, INC.
                                   NATIONSRENT OF WEST VIRGINIA, INC.
                                   NRI/LEC MERGER CORP., INC.
                                   RAYMOND EQUIPMENT CO. (doing
                                        business as JOBS RENTAL)

                                    SAM'S EQUIPMENT RENTAL, INC. (a
                                    subsidiary of Gabriel Trailer Manufacturing
                                        Company, Inc.)
                                    SOUTHEAST RENTAL & LEASING, INC.
                                    TENNESSEE TOOL AND SUPPLY, INC.
                                    THE BODE-FINN COMPANY
                                    THE J. KELLY CO., INC.
                                    TITAN RENTALS, INC.


                                    By its authorized officer:


                                    /s/ Kris E. Hansel
                                    -------------------------------------------
                                    Name: Kris E. Hansel
                                    Title: Vice President

                                   Accepted and agreed to as
                                   of the date first above
                                   written:


                                   BEAR, STEARNS & CO. INC.



                                   By: /s/ James C. Diao
                                       ----------------------------------------
                                       Name: James C. Diao
                                       Title: Senior Managing Director


                                   NATIONSBANC MONTGOMERY
                                   SECURITIES LLC



                                   By: /s/ Mark T. Wilson
                                       ----------------------------------------
                                       Name: Mark T. Wilson
                                       Title: Managing Director



                                   BT ALEX. BROWN INCORPORATED



                                   By: /s/ David M. Gray
                                       ----------------------------------------
                                       Name: David M. Gray
                                       Title: Managing Director



                                   BANCBOSTON ROBERTSON STEPHENS INC.



                                   By: /s/ Neal Reiner
                                       ----------------------------------------
                                       Name: Neal Reiner
                                       Title: Managing Director

                                    EXHIBIT A

                      Form of Registration Rights Agreement

                        (Filed separately as Exhibit 4.5
                         to this Registration Statement)

                                    EXHIBIT B




                                        Principal Amount of Senior Subordinated
           Initial Purchaser                     Notes to be Purchased
           -----------------            ---------------------------------------
Bear, Stearns & Co. Inc.                               $ 87,500,000
NationsBanc Montgomery Securities LLC                  $ 35,000,000
BT Alex. Brown Incorporated                            $ 35,000,000
BancBoston Robertson Stephens Inc.                     $ 17,500,000

                                    EXHIBIT C

                Commitments, Plans or Arrangements to Issue, Etc.


1. Reference is made to the description of warrants and options under the heading "Description of Capital Stock - Warrants and Options" in the Company's Prospectus dated August 7, 1998 relating to the Company's initial public offering of Common Stock.

2. In connection with the acquisition of Logan Equipment Corp., Action Equipment Company, Inc., Action Supply Co., Inc., River City Rentals and the other businesses that the Company currently has under letters of intent, the Company intends to issue convertible subordinated promissory notes as part of the consideration to the sellers and shareholders of such businesses in accordance with the terms of the definitive acquisition agreements and letters of intent with respect thereto.

3. In connection with the acquisition of Logan Equipment Corp., the Company has agreed to assume outstanding options granted to certain employees of Logan, which options will be converted into options to acquire shares of NationsRent Common Stock in accordance with the terms of the definitive acquisition agreement with respect thereto.

4. The Company has granted and intends to grant in the future options to acquire shares of its Common Stock to its employees and other eligible persons in the ordinary course of business pursuant to its 1998 Stock Option Plan which reserves an aggregate of 5,000,000 shares of Common Stock for issuance pursuant to options granted thereunder.

                                    EXHIBIT D

                                  SUBSIDIARIES

A-Action Rental, Inc., a Pennsylvania corporation
Acme Rental, Inc., a Michigan corporation
A to Z Rents It, Inc., a Texas corporation
A to Z Rents It, Inc. #2, a Texas corporation
Central Alabama Rental Center, Inc., an Alabama corporation Gabriel Trailer Manufacturing Company, Inc., an Ohio corporation Gold Coast Aerial Lift, Inc., a Florida corporation
High Reach Company, Inc., a Florida corporation
NationsRent of Alabama, Inc., a Delaware corporation
NationsRent of California, Inc., a Delaware corporation NationsRent of Florida, Inc., a Delaware corporation
NationsRent of Georgia, Inc., a Delaware corporation
NationsRent of Indiana, Inc., a Delaware corporation
NationsRent of Kentucky, Inc., a Delaware corporation NationsRent of Louisiana, Inc., a Delaware corporation NationsRent of Michigan, Inc., a Delaware corporation NationsRent of New Hampshire, Inc., a Delaware corporation NationsRent of Ohio, Inc., a Delaware corporation
NationsRent of Tennessee, Inc., a Delaware corporation NationsRent of Texas, Inc., a Delaware corporation
NationsRent of West Virginia, Inc., a Delaware corporation NRI/LEC Merger Corp., Inc., a Delaware corporation
Raymond Equipment Company, a Kentucky corporation
Sam's Equipment Rental, Inc., an Ohio corporation
Southeast Rental & Leasing, Inc., a Florida corporation Tennessee Tool & Supply, Inc., a Tennessee corporation
The Bode-Finn Company, an Ohio corporation
The J. Kelly Co., Inc., a Michigan corporation
Titan Rentals, Inc., a West Virginia corporation

                                    EXHIBIT E

                     Form of Opinion of Akerman, Senterfitt
                                    & Eidson


                  1. To such counsel's knowledge, neither the Commission nor the "Blue Sky" or securities authority of any jurisdiction has issued an order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, nor has any of such authorities instituted or threatened to institute any proceedings with respect to an order or instituted or threatened to institute any proceedings with respect to an order or instituted or threatened to institute any order or in any way asserted that any of the transactions contemplated by the Purchase Agreement is subject to the registration requirements of the Act.

                  2. The Company and each of the Guarantors which is organized in the State of Delaware or Florida (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not, individually or in the aggregate, have a Material Adverse Effect, and (C) has all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Offering Memorandum.

                  3. All of the outstanding shares of capital stock of the Company, as reflected in the Company's corporate records, are duly authorized, validly issued, fully paid and non-assessable, were issued in compliance with all applicable United States federal and state securities laws and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights, or, except as disclosed in the Offering Memorandum, co-sale rights, registration rights, repurchase rights, rights of first refusal or any other similar right. The Company has authorized capital stock as set forth in the Offering Memorandum under the caption "Capitalization."

                  4. All of the outstanding shares of capital stock of each of the Guarantors which is incorporated in the State of Delaware or Florida are duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, were not issued and are not now in violation of or subject to any preemptive rights, co-sale rights, registration rights, repurchase rights, rights of first refusal or any other similar right, and are owned directly by the Company, free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever other than liens granted pursuant to the Credit Agreement (as defined in the Indenture).

                  5. Except as described in the Offering Memorandum, to such counsel's knowledge, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant, security or other right or instrument which requires, permits or provides for the issuance, subscription or purchase of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company. Except as described in the Offering Memorandum or as may be required by applicable securities laws, to such counsel's knowledge there are no restrictions on the voting or transfer of any shares of capital stock of the Company.

                  6. To such counsel's knowledge, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant, security or other right or instrument which requires, permits or provides for the issuance, subscription or purchase of, any share of capital stock of any of the Guarantors or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of any of the Guarantors. Except as may be required by applicable securities laws, to such counsel's knowledge there are no restrictions on the voting or transfer of any shares of capital stock of any of the Guarantors which is incorporated in the State of Delaware or Florida.

                  7. When the Series A Notes are issued and delivered pursuant to the Purchase Agreement, no Series A Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  8. Each of the Company and the Guarantors which is organized in the State of Delaware or Florida has the requisite corporate power and authority to enter into the Purchase Agreement and each of the other Operative Documents to which it is a party, perform each of its obligations thereunder and issue, sell, deliver and perform its obligations under the Series A Notes to be sold by it under the Purchase Agreement.

                  9. The Purchase Agreement and the transactions contemplated therein have been duly and validly authorized by the Company and each of the Guarantors which is organized in the State of Delaware or Florida and the Purchase Agreement has been duly and validly executed and delivered by the Company and each of such Guarantors.

                  10. The Indenture and the transactions contemplated therein have been duly and validly authorized, executed and delivered by the Company and the Guarantors.

                  11. The Registration Rights Agreement and the transactions contemplated therein have been duly and validly authorized, executed and delivered by the Company and the Guarantors.

                  12. The Offering Memorandum contains a summary of the terms of the Indenture, the Series A Notes, the Exchange Notes and the Registration Rights Agreement which is accurate in all material respects.

                  13. The Series A Notes and the Guarantees have been duly and validly authorized by the Company and the Guarantors for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement.

                  14. The Exchange Notes and the Guarantees of the Exchange Notes have been duly and validly authorized for issuance by the Company and each of the Guarantors.

                  15. To such counsel's knowledge, neither the Company nor any of the Guarantors is in violation or breach of, or in default (nor has any event occurred which with notice, or lapse of time, or both, would constitute a default) under any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding to which the Company or any of the Guarantors is a party or by which the Company, any of the Guarantors or any of their respective properties may be bound where such default either individually, or together with all such other defaults, could reasonably be expected to have a Material Adverse Effect on the ability of the Company or any Guarantor to perform its obligations under the Purchase Agreement. To such counsel's knowledge, neither the Company nor any of the Guarantors which is incorporated in the State of Delaware or Florida is in violation or breach of, or in default with respect to, any term of its certificate of incorporation or bylaws.

                  16. The execution, delivery and performance by the Company and each of the Guarantors of the Purchase Agreement and the other Operative Documents and the consummation of the transactions contemplated thereby (including the issuance, sale and delivery of the Series A Notes and the Guarantees by the Company and the Guarantors) do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default ( or an event which with notice or lapse of time, or both, would constitute a default) under, give rise to any right to accelerate the maturity or require the prepayment of any material obligation known to such counsel of the Company or any of the Guarantors or require any consent, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors, pursuant to the terms of any agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Guarantors is a party or by which any of such corporations or their respective properties or assets may be bound, (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of the Guarantors or (iii) to the knowledge of such counsel, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court of any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Guarantors or any of their respective properties or assets (except for such violations or conflicts that would not have a Material Adverse Effect).

                  Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body of the United States or the State of Florida having jurisdiction over the Company or any of the Guarantors or any of their respective properties or assets or under the Delaware General Corporation Law is required for the valid execution, delivery and performance by the Company and each of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or the consummation of the transactions contemplated thereby, including the issuance, sale and delivery of the Series A Notes to be issued, sold and delivered by the Company and the Guarantors under the Purchase Agreement, except (a) such as have been obtained or made (or, in the case of the Registration Rights Agreement, will be obtained or made) under the Act or the Trust Indenture Act of 1939, as amended or (b) such as may be required under state securities or Blue Sky laws and regulations or such as may be required by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Series A Notes by the Initial Purchasers ( as to which such counsel need not express an opinion).

                  17. To such counsel's knowledge, there is no action, suit, investigation or proceeding, governmental or otherwise, before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of the Guarantors which, (i) is of a character required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum which has not been properly disclosed therein.

                  18. None of the Company nor any of the Guarantors is, nor upon consummation of the transactions contemplated in the Purchase Agreement will be, subject to registration as an "investment company" or any entity "controlled by an investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

                  19. Except as described in the Offering Memorandum to such counsel's knowledge, (i) neither the Company nor any Guarantor is a party to or bound by any stockholders agreement or voting trusts with respect to any securities of the Company or any Guarantor and (ii) there are no contracts, written agreements or written understandings between the Company or any of the Guarantors and any person or entity granting such person or entity the right to require the Company or any Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Guarantor or to be owned by such person or entity or to require the Company or any Guarantor to include such securities in the securities to be registered in the Exchange Offer.

                  20. Assuming (i) the accuracy of, and compliance with, the representations, warranties, covenants and agreements of the Company and the Initial Purchasers contained in the

Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties, covenants and agreements of each of the persons to whom the Initial Purchasers initially resell or otherwise transfer the Notes, as specified in the Offering Memorandum, and (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or in connection with the initial resale of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the sale of the Notes to the Initial Purchasers or the Exempt Resales under the Act (it being understood that such counsel need not express any opinion as to any subsequent reoffers, resales or other transfers of any Notes), or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  21. None of the execution, delivery and performance of the Purchase Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes or the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                  22. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the headings "Offering Memorandum Summary -- The Offering," and "Description of Notes," insofar as such statements constitute summaries of the legal matters and documents referred to therein, fairly summarize such legal matters and documents in all material respects.

                  23. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the heading "Certain Federal Income Tax Consequences", insofar as it constitutes a summary of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute fair and accurate summaries of the matters described therein in all material respects.

                  In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and representatives of the Initial Purchasers and its counsel at which the contents of the Offering Memorandum and related matters were discussed and, although it has not undertaken to investigate or independently verify, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment thereof or supplement thereto (except as indicated above), on the basis of the foregoing, and, relying as to factual matters on certificates of officers and other representatives of the Company, no facts have come to its attention which lead it to believe that the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein in order to or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and schedules and other financial data included therein, as to which counsel need not express any opinion).

                                    EXHIBIT F

               Form of Opinion of New York Counsel of the Company

                  1. Assuming that the Indenture has been duly authorized, executed and delivered by the Company, the Guarantors and the Trustee, the Indenture is a legal, valid and binding agreement of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except that (a) the enforceability thereof may be (I) limited by rights of acceleration and (ii) subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) the stay, extension and usury waivers therein may be deemed unenforceable.

                  2. Assuming the Notes have been duly and validly authorized by the Company and the Guarantors for sale to the Initial Purchases pursuant to the Purchase Agreement, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Notes will be validly issued and will constitute legal, valid and binding obligations of the Company and the Guarantors, entitled to the benefits of the Indenture and enforceable against each of them in accordance with their terms, except that (a) the enforceability thereof may be (I) limited by rights of acceleration and (ii) subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) the stay, extension and usury waivers therein may be deemed unenforceable.

                  3. Assuming that the Registration Rights Agreement and the transactions contemplated therein have been duly and validly authorized, executed and delivered by the Company and the Guarantors, the Registration Rights Agreement is a legal, valid and binding agreement of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except (a) that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, (c) that the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of a default may be limited in certain circumstances and (d) to the extent that rights of indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

                  4. Assuming that the Purchase Agreement and the transactions contemplated thereby have been duly authorized, executed and delivered by the Company and the Guarantors, the Purchase Agreement is a legal, valid and binding obligation of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except (a) that enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) to the extent that rights of indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

                                    EXHIBIT G

           Form of Opinion of Local Counsel to each of the Guarantors
                                  Listed Below

                  1. The Guarantor (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not, individually or in the aggregate, have a Material Adverse Effect, and (C) has all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Offering Memorandum.

                  2. All of the outstanding shares of capital stock of the Guarantor are duly authorized and validly issued, are fully paid and non-assessable and to the knowledge of such counsel were not issued and are not now in violation of or subject to any preemptive rights, co-sale rights, registration rights, repurchase rights, rights of first refusal or any other similar right, and are owned directly by the Company, free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever.

                  3. Except as may be required under applicable securities laws, there are no restrictions on the voting or transfer of any shares of capital stock of the Guarantor.

                  4. The Guarantor has the requisite corporate power and authority to enter into the Purchase Agreement and each of the other Operative Documents to which it is a party, perform each of its obligations thereunder and issue, sell, deliver and perform its obligations under the Guarantees to be sold by it under the Purchase Agreement.

                  5. The Purchase Agreement and the transactions contemplated therein have been duly and validly authorized by the Guarantor and the Purchase Agreement has been duly and validly executed and delivered by the Guarantor and (assuming the due execution and delivery by the Initial Purchasers) is a legal, valid and binding obligation of the Guarantor.

                  6. The Indenture and the transactions contemplated therein have been duly and validly authorized, executed and delivered by the Guarantor, and, assuming the due execution and delivery thereof by the Trustee, is a legal, valid and binding obligation of the Guarantor.

                  7. The Registration Rights Agreement and the transactions contemplated therein have been duly and validly authorized, executed and delivered by the Guarantor and, assuming the


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



due execution and delivery thereof by the Initial Purchasers, is a legal valid and binding obligation of the Guarantor.

                  8. The Guarantees of the Series A Notes have been duly and validly authorized by the Guarantor for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Guarantor.

                  9. The Guarantees of the Exchange Notes have been duly and validly authorized for issuance by the Guarantor and, when duly and validly executed, issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Guarantors.

                  10. To such counsel's knowledge, the Guarantor is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or bylaws.

                  11. The execution, delivery and performance by the Guarantor of the Purchase Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Guarantees by the Guarantor) do not and will not (i) violate or conflict with any provision of the certificate of incorporation or by-laws of the Guarantor or (ii) to the knowledge of such counsel, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court of any public, governmental or regulatory agency or body having jurisdiction over the Guarantor or any of its properties or assets (except for such violations or conflicts that would not have a Material Adverse Effect). Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public,
governmental or regulatory agency or body of the State of           having
jurisdiction over the Guarantor or any of its properties or assets is required for the valid execution, delivery and performance by the Guarantor of the Purchase Agreement or any of the other Operative Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Guarantees to be issued, sold and delivered by the Guarantor under the Purchase Agreement, except (a) such as have been obtained or made (or, in the case of the Registration Rights Agreement, will be obtained or made) under the Act or the Trust Indenture Act of 1939, as amended or (b) such as may be required under state securities or Blue Sky laws and regulations or such as may be required by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Series A Notes by the Initial Purchasers (as to which such counsel need not express an opinion).


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



                                    EXHIBIT H

            Form of Opinion of Paul, Hastings, Janofsky & Walker LLP

                  1. Assuming that the Indenture has been duly authorized, executed and delivered by the Company, the Guarantors and the Trustee, the Indenture is a legal, valid and binding agreement of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except that (a) the enforceability thereof may be (i) limited by rights of acceleration and (ii) subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) the stay, extension and usury waivers therein may be deemed unenforceable.

                  2. Assuming that the Notes have been duly authorized by the Company and the Guarantors, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the Purchase Agreement, the Notes will be validly issued and will constitute legal, valid and binding obligations of the Company and the Guarantors, entitled to the benefits of the Indenture and enforceable against each of them in accordance with their terms, except that (a) the enforceability thereof may be (i) limited by rights of acceleration and (ii) subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) the stay, extension and usury waivers therein may be deemed unenforceable.

                  3. Assuming that the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors, the Registration Rights Agreement is a legal, valid and binding agreement of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except (a) that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought,
(c) that the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of a default may be limited in certain circumstances and (d) to the extent that rights of indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

                  4. The Notes and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum under the caption "Description of Notes."



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


                  5. The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding obligation of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except (a) that enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) to the extent that rights of indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

                  We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Company's counsel, and your representatives at which conferences the contents of the Offering Memorandum and related matters were discussed and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent provided in paragraph 4 above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to our attention which lead us to believe that the Offering Memorandum, on the date thereof or on the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstance under which they were made, not misleading; it being understood that we express no view with respect to the financial statements, notes and schedules thereto, and the other information of a financial, statistical and accounting nature included or incorporated by reference therein or which should have been included or incorporated by reference therein.


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